Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549-1004

RE:         Bombardier Capital Mortgage Securitization Corporation:
            BCMSC Trust 2000-A

Ladies and Gentlemen:

On behalf of Bombardier Capital Mortgage Securitization Corporation (The Registrant), we hereby file with the Commission a Current Report on Form 8-K (The "Report") on behalf of the BCMSC Trust 2000-A and deliver to you herewith the following documents:

            One copy of the Report, including the exhibit being filed therewith, together with an exhibit index:

Please acknowledge receipt and filing of this letter to Bombardier Capital Mortgage Securitization Corporation:
1600 Mountain View Drive, Colchester, VT 05446.

Very truly yours,
/s/ Robert Gillespie
Robert Gillespie
Bombardier Capital Mortgage Securitization Corporation:


                          SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT


      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report ( Date of Earliest Event Reported) April 30, 2002


                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                                         (Depositor)
                    (Exact name of registrant as specified in its charter)


                                       on behalf of


                               BCMSC Trust Series 2000-A

Delaware                            333-40113                03-0355080
(State or other jurisdiction        (Commission             (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1600 Mountain View Drive, Colchester, Vermont          05446
(Address of principal executive offices)             (ZIP code)

Registrant's telephone number, including area code:  (802) 654-7200


                                 Page 1 of 9
                      Exhibit Index Appears on Page 4

Item 5.  Other Event
Information concerning interest and principal distributions made on the Certificates Certificates) of the BCMSC Trust Series 2000-A on April 15, 2002 is contained in the Distribution Date Statement provided to each holder of the Certificates. Such Distribution Date Statement is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:

      99.1. Distribution Date Statement relating to interest and prinicipal distributions made on April 15, 2002 on the Series 2000-A Certificates


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on the date indicated.

                    BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

                             BY: /s/ Robert Gillespie
                                 Robert Gillespie
                                 Title: President

Date: April 30, 2002



I.  ORIGINAL DEAL PARAMETERS

    (AInitial Pool Principal Balance                                                   $ 416,788,877.53
    (BInitial Certificates Principal Balance                                           $ 401,190,000.00
      (i)  Initial Class A-1 Certificate Principal Balance   $ 85,000,000.00
                             Certificate Amount Percentage                                  20.39%
                             Certificate Pass-through Rate                                   2.06%
      (ii) Initial Class A-2 Certificate Principal Balance   $ 76,000,000.00
                             Certificate Amount Percentage                                  18.23%
                             Certificate Pass-through Rate                                   7.58%
      (iii)Initial Class A-3 Certificate Principal Balance   $ 50,000,000.00
                             Certificate Amount Percentage                                  12.00%
                             Certificate Pass-through Rate                                   7.83%
      (iv) Initial Class A-4 Certificate Principal Balance   $ 74,531,000.00
                             Certificate Amount Percentage                                  17.88%
                             Certificate Pass-through Rate                                   8.29%
      (v)  Initial Class A-5 Certificate Principal Balance   $ 25,000,000.00
                             Certificate Amount Percentage                                   6.00%
                             Certificate Pass-through Rate                                   8.32%
      (vi) Initial Class M-1 Certificate Principal Balance   $ 29,178,000.00
                             Certificate Amount Percentage                                   7.00%
                             Certificate Pass-through Rate                                   8.51%
      (vii)Initial Class M-2 Certificate Principal Balance   $ 20,841,000.00
                             Certificate Amount Percentage                                   5.00%
                             Certificate Pass-through Rate                                   9.00%
      (viiiInitial Class B-1 Certificate Principal Balance   $ 18,757,000.00
                             Certificate Amount Percentage                                   4.50%
                             Certificate Pass-through Rate                                   9.00%
      (ix) Initial Class B-2 Certificate Principal Balance   $ 21,883,000.00
                             Certificate Amount Percentage                                   5.25%
                             Certificate Pass-through Rate                                   9.00%

    (CInitial Weighted Average Coupon (WAC)                                                 10.90%
    (DInitial Weighted Average Original Maturity (WAOM)                                     325.00 months
    (EInitial Weighted Average Remaining Maturity (WAM)                                     323.00 months
    (FInitial Number of Receivables                                                          9,828
    (GServicing Fee Rate                                                                     1.00%
    (HCredit Enhancement
      (i)  Reserve Fund Initial Deposit Percentage                                           0.00%
      (ii) Reserve Fund Target %                                                             0.00%
      (iii)Target Overcollateralization Percentage Prior to Crossover Date                   5.25%
      (iv) Target Overcollateralization Percentage After Crossover Date                      9.19%
      (v)  Target Overcollateralization Floor                                                1.25%
      (vi) Target Credit Enhancement % Prior to Crossover Date                               5.25%
      (vii)Target Credit Enhancement % After Crossover Date                                  9.19%
      (viiiTarget Credit Enhancement Floor                                                   1.25%
      (ix) Target Credit Enhancement Amount                                            $21,881,416.07
    (ICrossover Date Tests
           Earliest Crossover Date                                                        Feb-2005
           Percent of Initial Suboridnation Percentage                                     186.00%
    (JClass B-2 Floor Percentage (of Initial Pool Balance)                                   0.75%

II. CURRENT PORTFOLIO INFORMATION

    (ABeginning Pool Schedule Balance                                                  $ 352,961,536.41
    (BBeginning Pool Factor                                                             84.685930%
    (CEnding Pool Schedule Balance                                                     $ 345,959,228.55
    (DEnding Pool Factor                                                                83.005869%
    (EEnding Total Certificate Balance (after Current Distributions)                   $ 338,688,946.26
    (FCurrent Overcollateralization Amount (after Current Distributions)               $ 7,270,282.29
    (GWeighted Average Coupon (WAC)                                                         10.88%
    (HWeighted Average Remaining Maturity (WAM)                                             301.10 months
    (IEnding Number of Receivables                                                           8,237


III.COLLECTION CALCULATIONS

    (AInterest

      (i)  Scheduled Interest Collections during Current Period                        2,665,822.13
      (ii) Paid Ahead Interest Collections applied to Current Period                      70,811.26
      (iii)Servicer Advance                                                              327,278.32
      (iv) Liquidation Proceeds Attributable to Interest                                 234,975.74
      (v)  Repuchased Loan Proceeds Attributable to Interest (Breaches of Rep or Warranty)       -
      (vi) Repuchased Loan Proceeds Attributable to Interest (Delinquent Loans)                  -
      (vii)Recoveries on Previously Liquidated Contracts                                  69,818.51
                                                                                       ------------
      (viiiTotal Interest Amount Available for Distribution                            3,368,705.96

    (BPrincipal

      (i)  Scheduled Principal Collections                                               187,719.66
      (ii) Full and Partial Principal Prepayments                                        910,511.76
      (iii)Paid Ahead Principal Collections Applied to Current Period                      8,419.90
      (iv) Servicer Advance                                                               25,262.33
      (v)  Liquidation Proceeds Attributable to Principal                              1,158,505.66
      (vi) Repurchase Proceeds Attributable to Principal  (Breaches of Rep or Warranty)        0.00
      (vii)Repurchase Proceeds Attributable to Principal  (Delinquent Loans)                   0.00
      (viiiOther Principal Amounts                                                             0.00
                                                                                       ------------
      (ix) Total Principal Amount Available for Distribution                           2,290,419.31


IV. DISTRIBUTION CALCULATIONS

    (A)    Total Interest Available for Distribution                                   3,368,705.96
    (B)    Total Principal Available for Distribution                                  2,290,419.31
    (C)    Reserve Fund Draw Amount Required                                                   0.00
    (D)    Draw on Letter of Credit for Interest Distribution                                  0.00
           Less:
           Monthly Servicing Fee                                                         294,134.61
           Reimbursement to Servicer for Liquidation Expense                               5,209.82
           Late Payment Fees, Extension Fees and Other Permitted Fees                          0.00
           Other Permitted Withdrawals from Certificate Account                                0.00
                                                                                       ------------
           Available Distribution Amount                                               5,359,780.84

           Interest Accrual Period                                                              31 days

           Total Interest Amount Due                                                   2,207,845.55
           Total Interest Distribution Amount                                          2,207,845.55

           Amount Available for Principal Distribution Amount                          3,151,935.29
           Principal Distribution Calculation:

           Total Principal Amount Available for Distribution                           2,290,419.31
           Principal Loss on Liquidated Assets                                         4,711,888.55
                                                                                       ------------
             Principal Distribution Due                                                7,002,307.86
           Principal Distribution Shortfall Carryover Amount                           3,850,372.57
           Accelerated Principal Distribution Amount for Current Period                        0.00
                                                                                       ------------
           Total Principal Amount to be Distributed                                    3,151,935.29

           Draw on Letter of Credit for Principal Distribution                                0.00
           Excess Interest                                                                    0.00
           Reserve Account Deposit                                                            0.00
           Reserve Account Release                                                            0.00
           Class X Distribution Amount                                                        0.00
           Class R Distribution Amount                                                        0.00


V.  SERVICER ADVANCE

    (AInterest
      (i)       Beginning Advance                                                     12,837,548.79
      (ii)      Monthly Servicer Advance (Reimbursement)                                 327,278.32
                                                                                       ------------
      (iii)     Ending Advance Balance                                                13,164,827.11

    (BPrincipal
      (i)       Beginning Advance                                                        973,072.60
      (ii)      Monthly Servicer Advance (Reimbursement)                                  25,262.33
                                                                                       ------------
      (iii)     Ending Advance Balance                                                   998,334.93

    (CTotal Servicer Advance
      (i)       Beginning Advance                                                     13,810,621.39
      (ii)      Monthly Servicer Advance (Reimbursement)                                 352,540.65
                                                                                       ------------
      (iii)     Ending Advance Balance                                                14,163,162.04

VI. CREDIT ENHANCEMENT

    (AOvercollateralization

      (I)  Target Overcollaterallization Amount                                       21,881,416.07
      (ii) Beginning Balance                                                          11,120,654.86
      (iii)Write down                                                                  3,850,372.57
      (iv) Overcollaterallization Addition Amount                                              0.00
      (v)  Overcollaterallization Reduction Amount                                             0.00
      (vi) Ending Balance                                                              7,270,282.29

    (BReserve Fund (if applicable)

      (i)  Required Reserve Fund Balance                                                      0.00
      (ii) Beginning Reserve Fund Balance                                                     0.00
      (iii)Draws for Certificate Distributions                                                0.00
      (iv) Excess Interest Deposited                                                          0.00
      (v)  Reserve Fund Release                                                               0.00
      (vi) Ending Reserve Fund Balance                                                        0.00

    (CLetter of Credit (if applicable)
      (i)  Beginning LC Balance                                                               0.00
      (ii) Draw on LC for Interest Distribution                                               0.00
      (iii)Draw on LC for Principal Distribution                                              0.00
           Ending Balance                                                                     0.00


VII.CERTIFICATE DISTRIBUTIONS

    (ASenior Certificates - Interest

      (i)  Class A1
                             Pass-Through Rate                                               2.06%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                  $ 45,501.81
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                             $ 45,501.81
                             Ending Carryover Balance                                          $ -
                             Interest Paid Per $1000                                        $ 0.54

      (ii) Class A2
                             Pass-Through Rate                                               7.58%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 479,750.00
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 479,750.00
                             Ending Carryover Balance                                          $ -
                             Interest Paid Per $1000                                        $ 6.31

      (iii)Class A3
                             Pass-Through Rate                                               7.83%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 326,250.00
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 326,250.00
                             Ending Carryover Balance                                          $ -
                             Interest Paid Per $1000                                        $ 6.53

      (iv) Class A4
                             Pass-Through Rate                                               8.29%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 514,884.99
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 514,884.99
                             Ending Carryover Balance                                          $ -
                             Interest Paid Per $1000                                        $ 6.91

      (v)  Class A5
                             Pass-Through Rate                                               8.32%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 173,333.33
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 173,333.33
                             Ending Carryover Balance                                          $ -
                             Interest Paid Per $1000                                        $ 6.93

    (BSubordinate Certificates - Interest

      (i)  Class M1
                             Pass-Through Rate                                               8.51%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 207,017.91
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 207,017.91
                             Ending Carryover Balance                                          $ -
                             Beginning Carryover Writedown Interest                            $ -
                             Current Writedown Interest                                        $ -
                             Current Carryover Writedown Interest Accrual                      $ -
                             Writedown interest Paid                                           $ -
                             Ending Carryover Writedown Interest                               $ -
                             Interest Paid Per $1000                                        $ 7.10


      (ii) Class M2
                             Pass-Through Rate                                               9.00%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 156,307.50
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 156,307.50
                             Ending Carryover Balance                                          $ -
                             Beginning Carryover Writedown Interest                            $ -
                             Current Writedown Interest                                        $ -
                             Current Carryover Writedown Interest Accrual                      $ -
                             Writedown interest Paid                                           $ -
                             Ending Carryover Writedown Interest                               $ -
                             Interest Paid Per $1000                                        $ 7.50

      (iii)Class B1
                             Pass-Through Rate                                               9.00%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 140,677.50
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 140,677.50
                             Ending Carryover Balance                                          $ -
                             Beginning Carryover Writedown Interest                            $ -
                             Current Writedown Interest                                        $ -
                             Current Carryover Writedown Interest Accrual                      $ -
                             Writedown interest Paid                                           $ -
                             Ending Carryover Writedown Interest                               $ -
                             Interest Paid Per $1000                                        $ 7.50

      (iv) Class B2
                             Pass-Through Rate                                               9.00%
                             Beginning Carryover Interest                                      $ -
                             Current Interest Accrual                                 $ 164,122.50
                             Current Carryover Interest Accrual                                $ -
                             Interest Paid                                            $ 164,122.50
                             Ending Carryover Balance                                          $ -
                             Beginning Carryover Writedown Interest                            $ -
                             Current Writedown Interest                                        $ -
                             Current Carryover Writedown Interest Accrual                      $ -
                             Writedown interest Paid                                           $ -
                             Ending Carryover Writedown Interest                               $ -
                             Interest Paid Per $1000                                        $ 7.50


    (CSenior Certificates - Principal

      (i)  Class A1
                             Initial Certificate Balance                              85,000,000.00
                             Initial Certificate Percentage                                 20.39%
                             Beginning Certificate Balance                            25,650,881.55
                             Current Principal Due                                       715,080.91
                             Current Principal Paid                                      321,877.99
                             Principal Shortfall Carryover for Current Period            393,202.92
                             Accelerated Principal Distribution                                0.00
                             Ending Certificate Balance                               25,329,003.56
                             Ending Pool Factor                                              7.48%
                             Principal Paid per $1000                                         12.55
                             Total Class Distribution                                    321,877.99

      (ii) Class A2
                             Initial Certificate Balance                              76,000,000.00
                             Initial Certificate Percentage                                 18.23%
                             Beginning Certificate Balance                            76,000,000.00
                             Current Principal Due                                     2,118,685.45
                             Current Principal Paid                                      953,679.78
                             Principal Shortfall Carryover for Current Period          1,165,005.67
                             Accelerated Principal Distribution                                0.00
                             Ending Certificate Balance                               75,046,320.22
                             Ending Pool Factor                                             22.16%
                             Principal Paid per $1000                                         12.55
                             Total Class Distribution                                    953,679.78

      (iii)Class A3
                             Initial Certificate Balance                              50,000,000.00
                             Initial Certificate Percentage                                 12.00%
                             Beginning Certificate Balance                            50,000,000.00
                             Current Principal Due                                     1,393,872.01
                             Current Principal Paid                                      627,420.91
                             Principal Shortfall Carryover for Current Period            766,451.10
                             Accelerated Principal Distribution                                0.00
                             Ending Certificate Balance                               49,372,579.09
                             Ending Pool Factor                                             14.58%
                             Principal Paid per $1000                                         12.55
                             Total Class Distribution                                    627,420.91

      (iv) Class A4
                             Initial Certificate Balance                              74,531,000.00
                             Initial Certificate Percentage                                 17.88%
                             Beginning Certificate Balance                            74,531,000.00
                             Current Principal Due                                     2,077,733.49
                             Current Principal Paid                                      935,246.16
                             Principal Shortfall Carryover for Current Period          1,142,487.33
                             Accelerated Principal Distribution                                0.00
                             Ending Certificate Balance                               73,595,753.84
                             Ending Pool Factor                                             21.73%
                             Principal Paid per $1000                                         12.55
                             Total Class Distribution                                    935,246.16

      (v)  Class A5
                             Initial Certificate Balance                              25,000,000.00
                             Initial Certificate Percentage                                  7.00%
                             Beginning Certificate Balance                            25,000,000.00
                             Current Principal Due                                       696,936.00
                             Current Principal Paid                                      313,710.45
                             Principal Shortfall Carryover for Current Period            383,225.55
                             Accelerated Principal Distribution                                0.00
                             Ending Certificate Balance                               24,686,289.55
                             Ending Pool Factor                                              7.29%
                             Principal Paid per $1000                                         12.55
                             Total Class Distribution                                    313,710.45


    (DSubordinate Certificates - Principal

      (i)  Class M1
                             Initial Certificate Balance                              29,178,000.00
                             Initial Certificate Percentage                                  5.00%
                             Beginning Certificate Balance                            29,178,000.00
                             Current Principal Due                                             0.00
                             Current Principal Paid                                            0.00
                             Principal Shortfall Carryover for Current Period                  0.00
                             Ending Certificate Balance- Excluding Writedowns         29,178,000.00
                             Ending Pool Factor                                              8.61%
                             Principal Paid per $1000                                          0.00
                             Beginning Outstanding Writedown                                   0.00
                             Current Writedown/Writeup                                         0.00
                             Ending Certificate Balance- Including Writedowns                  0.00
                             Total Class Distribution                                          0.00


      (iii)Class M2
                             Initial Certificate Balance                              20,841,000.00
                             Initial Certificate Percentage                                  5.00%
                             Beginning Certificate Balance                            20,841,000.00
                             Current Principal Due                                             0.00
                             Current Principal Paid                                            0.00
                             Principal Shortfall Carryover for Current Period                  0.00
                             Ending Certificate Balance- Excluding Writedowns         20,841,000.00
                             Ending Pool Factor                                              6.15%
                             Principal Paid per $1000                                          0.00
                             Beginning Outstanding Writedown                                   0.00
                             Current Writedown/Writeup                                         0.00
                             Ending Certificate Balance- Including Writedowns                  0.00
                             Total Class Distribution                                          0.00

      (iv) Class B1
                             Initial Certificate Balance                              18,757,000.00
                             Initial Certificate Percentage                                  4.50%
                             Beginning Certificate Balance                            18,757,000.00
                             Current Principal Due                                             0.00
                             Current Principal Paid                                            0.00
                             Principal Shortfall Carryover for Current Period                  0.00
                             Ending Certificate Balance- Excluding Writedowns         18,757,000.00
                             Ending Pool Factor                                              5.54%
                             Principal Paid per $1000                                          0.00
                             Beginning Outstanding Writedown                                   0.00
                             Current Writedown/Writeup                                         0.00
                             Ending Certificate Balance- Including Writedowns                  0.00
                             Total Class Distribution                                          0.00

      (iv) Class B2
                             Initial Certificate Balance                              21,883,000.00
                             Initial Certificate Percentage                                  5.25%
                             Beginning Certificate Balance                            21,883,000.00
                             Current Principal Due                                             0.00
                             Current Principal Paid                                            0.00
                             Principal Shortfall Carryover for Current Period                  0.00
                             Ending Certificate Balance- Excluding Writedowns         21,883,000.00
                             Ending Pool Factor                                              6.46%
                             Principal Paid per $1000                                          0.00
                             Beginning Outstanding Writedown                                   0.00
                             Current Writedown/Writeup                                         0.00
                             Ending Certificate Balance- Including Writedowns                  0.00
                             Total Class Distribution                                          0.00


    (ETotal Certificate Balances
                                                              Beg of Period            End of Period
      (i)  Aggregate Balance of Certificates                 $ 341,840,881.55        $ 338,688,946.26
      (ii) Total Certificate Pool Factor                        85.2067304%            84.4210838%


VIIIDELINQUENCY INFORMATION
                                                                     Percent of                Percent of
    Delinquent Receivables at End of Due Period:Scheduled Balance    Pool Balance      Units   Total Units

      30-59 Days Delinquent                     $ 26,500,998.99         7.66%           615       7.47%
      60-89 Days Delinquent                     $ 14,580,999.67         4.21%           341       4.14%
      90 Days or More Delinquent                $ 44,999,549.15        13.01%         1,045      12.69%
      Homes Repossessed or Foreclosed Upon      $ 19,398,313.50         5.61%           441       5.35%

      Bankruptcy*(included in above delinquency)$ 26,209,157.56         7.58%           596       7.24%

      Extensions granted during period                                                  129
      Rewrites granted during period                                                      0

      * The Bankruptcy units and balances are already included in the above delinquency numbers.
         This information is provided for reference only.



IX. REPURCHASED CONTRACTS

    (ARepurchased Contracts -  Breach of Rep or Warranty
      (i)  Beginning Cumulative Repurchased Contracts since cutoff                     $ 1,225,016.66
      (ii) Number of Contracts repurchased this period                                           -
      (iii)Repurchase Price of Contracts this period                                           $ -
      (iv) Ending Cumulative Repurchased Contracts since cutoff                        $ 1,225,016.66

    (BRepurchased Contracts -  Delinquent Loans
      (i)  Beginning Cumulative Repurchased Contracts since cutoff                             $ -
      (ii) Number of Contracts repurchased this period                                           -
      (iii)Repurchase Price of Contracts this period                                           $ -
      (iv) Ending Cumulative Repurchased Contracts since cutoff                                  -

X.  REPOSSESSION / LOSS INFORMATION
                                                                           Units      Scheduled Balance
           Beginning Repossession Inventory                                 490         $21,283,052.98
           Repossessions Incurred                                            99         $ 3,985,654.73
           Less Repurchase of Delinquent Loans                                0                  $ -
           Less Repossessions Sold                                          148         $ 5,870,394.21
                                                                            ====      =================
                                                                            ====      =================
           Ending Repossession Inventory                                    441         $19,398,313.50

           Principal Balance of Repossessions Liquidated                                $ 5,870,394.21
                Liquidation Proceeds Attributable to Principal                          $ 1,158,505.66
                                                                                         -------------
                     Principal Loss on Liquidation of Repo                              $ 4,711,888.55
           Reimbursement to Servicer for Liquidation Expense                                $ 5,209.82
           Recoveries for Previously Liquidated Contracts                                  $ 69,818.51
                                                                                         -------------
           Net Liquidation Loss (Realized Loss)                                         $ 4,647,279.86

      Recoveries
           Liquidation Proceeds Attributable to Interest                                  $ 234,975.74
           Liquidation Proceeds Attributable to Principal                               $ 1,158,505.66
           Recoveries for Previously Liquidated Contracts                                  $ 69,818.51
                                                                                         -------------
           Total Recoveries                                                             $ 1,463,299.91
           Recovery Percentage of Principal Balance of Repossessions Liquidated              25%






XI. TRIGGERS

      Has the Crossover Date Occurred?                                          NO

           Where the Current Distribution Date of                            04/15/02
           is greater than the Earliest Crossover Date of               February 28, 2005
                             And
           Subordinated Certificates Beginning Principal Balance of        90,659,000.00
           plus the Current Overcollateralization Amount of                 7,270,282.29
           divided by the Current Beginning Pool Principal Balance of     352,961,536.41
                                                                            -----------
           Equals                                                             27.75%
                                                                            -----------
                             And is greater than the:
           Subordinated Initital Certificates Percentage of                   14.75%
           multiplied by the
           Percentage (as Percent of Initial Class Subordination Percentage)   175%
                                                                            -----------
           Equals                                                             25.81%
                                                                            -----------



      Principal Distribution Tests:                          Actual Ratio      Test Ratio      Result

                                                             Over 60 Days Delinquent
                                                             --------------------------------------
           Current Mo                                                22.83%
           1st Preceding Mo                                          24.33%
           2nd Preceding Mo                                          26.56%
           Average 60 Day Delinquency Ratio:                         24.58%       5.50%        FAIL

                                                             Over 30 Days Delinquent
                                                             --------------------------------------
           Current Mo                                                30.49%
           1st Preceding Mo                                          32.55%
           2nd Preceding Mo                                          35.75%
           Average 30 Day Delinquency Ratio:                         32.93%       8.50%        FAIL



                                                                            Net Liquidation Losses
                                              Ending Pool Bal                 (Realized Losses)
                                              -----------------------------------------------------
           Current Mo                         345,959,228.55                    4,647,279.86
           1st Preceding Mo                   352,961,536.41                    4,620,170.69
           2nd Preceding Mo                   359,723,878.35                    3,578,479.62
                             ----------------------------------------------------------------------
                             Total            1,058,644,643.31                 12,845,930.17
                             ----------------------------------------------------------------------
                             Divided by                    3
                             --------------------------------
                             Average          352,881,547.77


           Sum of last 3 months of Losses                     12,845,930.17
           Divided by 3 month average of Pool Balance        352,881,547.77
           Annualized  (multiply by 4)                                    4
           Current Realized Loss Ratio:                              14.56%      3.00%    FAIL



           Beginning Cumulative Realized Losses               24,906,283.13
           Net Liquidation Losses (Realized Losses)            4,647,279.86
                                                             ---------------
           Ending Cumulative Realized Losses                  29,553,562.99
           Divided by Initial Pool Principal Balance         416,788,877.53
           Cumulative Realized Loss Ratio:                            7.09%      7.00%    FAIL


      Should Principal Be Distributed to the Subordinated Certificates?                    NO





The undersigned, duly authorized representatives of Bombardier Capital Inc., do hereby certify that this Remittance Report has been prepared in accordance with the Pooling and Servicing Agreement and is correct, to the best of our knowledge.



BY:        _____________________  DATE:_________________________
NAME:    Ana Dropps
TITLE:   Controller - Mortgage Finance Division


BY:        _____________________  DATE:_________________________
NAME:    Brian Peters
TITLE:   Vice President - Finance